4. VESSELS AND OTHER FIXED ASSETS, NET (Details)	Dec. 31, 2017 USD ($)
Vessels And Other Fixed Assets Net Details
Consideration	$ (2,125,000)
Leased vessel	(2,333,072)
Capital lease obligation	1,684,242
Vessel	$ 2,773,830